FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 3, 2002

                                  YP.NET, INC.
                                  ------------
             (Exact name or registrant as specified in its charter)

           Nevada                    000-24217                   85-0206668
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205
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(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code      (480) 654-9646
                                                   ----------------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Item 5.     Other Events.
            ------------

The registrant announces the appointment of Mr. David J. Iannini as Chief Financial Officer. This appointee replaces the position held by Ms. Pamela J. Thompson who resigned on May 24, 2002. Mr. Iannini brings a unique combination of talents and expertise. Mr. Iannini's credits are numerous: Vice President of Treasury and Corporate Development for Viad Corp, a NYSE-listed company involved in the financial services and convention/events/travel business and Senior investment banking positions with firms such as Salomon Brothers, Inc. Mr. Iannini, who is a CPA, also holds an MBA in Finance from UCLA and a BS in Accounting from Boston College.


See Item 5, above.


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SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YP.NET, INC.


Dated:  September 18, 2002
                                            /s/ Angelo Tullo
                                            -----------------------------------
                                            Angelo Tullo
                                            Chief Executive Officer


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